SECURITIES AND EXCHANGE COMMISSION
                WASHINGTON, D.C. 20549



                       FORM 8-K

                    CURRENT REPORT
        PURSUANT TO SECTION 13 OR 15(d) OF THE
            SECURITIES EXCHANGE ACT OF 1934


Date of Report February 28, 1996
(Date of earliest event reported)

Residential Funding Mortgage Securities I, Inc. (as company under a Pooling and Servicing Agreement dated as of February 1, 1996 providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series
1996-S4)



    Residential Funding Mortgage Securities I, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE            33-54227         75-2006294
(State or other   (Commission)    (I.R.S. employer
jurisdiction of   file number)    indentification no.)
of incorporation)



8400 Normandale Lake Blvd., Suite 600, Minneapolis,MN
                                               55437
(Address of principal executive offices)   (Zip code)


Registrant's telephone number, including area code
(612) 832-7000




(Former name or former address, if changed since last report)



            Exhibit Index Located on Page 2

Items 1 through 6 and Item 8 are not included because they are not applicable.


Item 7.  Financial Statements, Pro Forma Financial
Information and Exhibits.

         (a)  Not applicable

         (b)  Not applicable

         (c) Exhibits (executed copies) - The following execution copies of Exhibits to the Form S-3 Registration
Statement of the Registrant are hereby filed:


                                            Sequentially
Exhibit                                     Numbered
Number                                      Exhibit
                                            Page


7(c)   Pooling and Servicing Agreement,     004
       dated as of February 1, 1996
       among Residential Funding Mortgage
       Securities I, Inc., as company,
       Residential Funding Corporation, as
       master servicer, and Bankers Trust
       Company, as trustee.






                      SIGNATURES



         Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           RESIDENTIAL FUNDING MORTGAGE
                           SECURITIES I, INC.



                           By: /s/ Diane S. Wold
                         Name:   Diane S. Wold
                        Title:  Vice President


Dated:  February 28, 1996



                                 Exhibit 7(c)






            Pooling and Servicing Agreement